Common Stock	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Common Stock [Text Block]
17.	Common Stock

Share Capital

Each share of common stock is entitled to one vote per share and is entitled to dividends when declared by the Company’s board of directors. As of December 31, 2017 and 2016, there were 57,281,861 and 57,011,761 shares of common stock outstanding, respectively. As of December 31, 2017 and 2016, there was no preferred stock issued and outstanding.

In 2015, the Company issued 115,500 shares of common stock on the exercise of employee stock options with exercise price of $1.60 per share and 252,400 shares of common stock on the exercise of employee stock options with exercise price of $2.37 per share, for total proceeds of $732. The Company received further cash proceeds of $18 on the exercise of stock option for which the shares were issued subsequent to December 31, 2015. In May 2015, the Company granted 729,000 restricted shares at par value of $0.001 for total proceeds of $1 to directors, officers and employees of the Company.

In 2016, the Company issued 101,600 shares of common stock on the exercise of employee stock options with exercise price of $2.37 per share and 18,400 shares of common stock on the exercise of employee stock options with exercise price of $4.98 per share, for total proceeds of $315. In 2016, the Company cancelled 14,800 restricted shares previously issued to employees of the Company due to employee termination.

In 2017, the Company issued 31,000 shares of common stock on the exercise of employee stock options with exercise price of $2.37 per share and 239,100 shares of common stock on the exercise of employee stock options with exercise price of $4.98 per share, for total proceeds of $1,264. The Company received further cash proceeds of $428 on the exercise of stock option in 2017 with the shares issued subsequent to December 31, 2017.